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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 20, 2000


                        TRANSAMERICAN ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        33-85930                                          76-0441642
 -----------------------                              -------------------
 (Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                              Houston, Texas 77032
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        On July 20, 2000 (the "Confirmation Date"), the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, entered an order (the "Confirmation Order") confirming the Company's Second Amended, Modified and Restated Plan of Liquidation proposed by TransAmerican Energy Corporation (the "Plan") under Chapter 11 of the United States Bankruptcy Code. Capitalized terms that are not defined herein shall have the meanings given them in the Plan. No appeal of the Confirmation Order has been filed, and the deadline for filing a timely appeal has expired. The Plan took effect and was consummated on the Effective Date, which was July 28, 2000. In accordance with the Plan, on the Effective Date, all Interests in the Company, including, without limitation, all of the Company's issued and outstanding shares of common stock, were canceled. The treatment of Claims and the Distributions to holders of Claims under the Plan will be in accordance with the priorities, and in the manner, set forth in the Plan and Confirmation Order. In accordance with the Plan, the Company will be dissolved. Copies of the Plan and Confirmation Order are attached hereto as Exhibits 2.1 and 2.2.

        Information as to the assets and liabilities of the Company as of June 30, 2000 is included in the monthly operating report filed herewith as
        Exhibit 99.1.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

ITEM 5. OTHER EVENTS.

        Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of businesses acquired:

                Not applicable.

        (b)     Pro forma financial information:

                Not applicable.



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        (c)     Exhibits:

                2.1      -- Second Amended, Modified and Restated Plan of
                            Liquidation under Chapter 11 of the Bankruptcy Code Proposed by Debtor dated July 18, 2000.

                2.2      -- Order Confirming Debtor's Second Amended, Modified
                            and Restated Plan of Liquidation entered July 20, 2000.

               99.1      -- Monthly Operating Report for the period ended
                            June 30, 2000 (incorporated by reference to
                            Exhibit 99.1 to the Form 8-K filed by the Company on August 2, 2000).

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TRANSAMERICAN ENERGY CORPORATION

                                          By: /s/ ED DONAHUE
                                             --------------------------------
                                          Name:     Ed Donahue
                                          Title:    Administrative Designee

Dated:  August 11, 2000



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
2.1  --           Second Amended, Modified and Restated Plan of Liquidation under Chapter 11 of the
                  Bankruptcy Code Proposed by Debtor dated July 18, 2000.

2.2  --           Order Confirming Debtor's Second Amended, Modified and Restated Plan of Liquidation
                  entered July 20, 2000.

99.1 --           Monthly Operating Report for the period ended June 30, 2000
                  (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by the Company on August 2, 2000).